UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934

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AMERICAN POST TENSION, INC.
(Name of Registrant as Specified in Its Charter)

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American Post Tension, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953

Information Statement

July 26, 2011

This Information Statement is being sent to you by the Company's Board of Directors to tell you about certain actions the holders of the Company's outstanding voting capital stock have approved by written consent in lieu of a special meeting of stockholders. This Information Statement is being mailed on or about July 26, 2011. The actions described will be effective on or about August 15, 2011, twenty (20) days after the mailing of this Information Statement.

On June 13, 2011 the holders of a majority of the voting capital stock of American Post Tension, Inc., a Delaware Corporation (the “Company”), acted by written consent in lieu of a special meeting of stockholders to take certain actions, including approving the change of the corporate name to Crown City Pictures, Inc.

The Company's Board of Directors fixed June 30, 2011 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.  This Information Statement is first being mailed on or about July 26, 2011. The actions to be taken pursuant to the written consent dated as of June 13, 2011 shall be taken on or about August 15, 2011, twenty (20) days after the mailing of this Information Statement. You are urged to read the Information Statement in its entirety for a full description of the actions approved by the holders of a majority of the Company's outstanding voting capital stock.

This Information Statement will serve as written notice to stockholders of the Company pursuant to Section 258 of the General Corporation Law of the State of Delaware.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT

TO SEND A PROXY TO THE COMPANY

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

American Post Tension, Inc.
/s/ Michael W. Abbott
Michael W. Abbott
Chairman and President

AMERICAN POST TENSION, INC.

1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
__________________

INFORMATION STATEMENT
___________________

This Information Statement contains information related to certain corporate actions of American Post Tension, Inc., a Delaware corporation, and is expected to be mailed on or about July 26, 2011 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share of record at the close of business on June 30, 2011.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on June 30, 2011 (the “Record Date”), of shareholder action in lieu of an Annual Meeting of Shareholders, taken pursuant to the written consent of certain shareholders, referred to as the consenting shareholders. Specifically, the consenting shareholders have approved the decision of the Board of Directors to amend the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc.

The consenting shareholders hold shares of Common Stock and entitled to cast a number of votes equal to 81.9 percent of the total voting capital stock on all matters submitted to the shareholders for approval, including the matters set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of Common Stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Delaware corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 81.9% of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 81.9% of the total voting capital stock of the Company, hold a majority of the total voting capital stock required to vote on each matter.

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They have consented to the following matters:

For the ratification of the decision of the Board of Directors to amend the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved the amendment of the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc.

What Vote Is Required to Approve Each Proposal?

Each proposal required the approval of a majority of the outstanding shares of our common stock entitled to vote, voting as a single class.

Are there dissenters’ rights?

There are no dissenter’s rights available to any shareholder with respect to the matters consented to by a majority of the shareholders.

FORWARD-LOOKING STATEMENTS

Statements in this information statement that are not historical facts constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this information statement to conform these statements to actual results.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capital stock consisted of 50,000,000 shares of Common Stock par value $0.001 per share, and 1,000,000 shares of Preferred Stock, of which 36,566,600 common shares and no preferred shares were issued and outstanding. In connection with the Written Consent, the holders of 29,936,730 shares of the Common Stock voted to amend the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc. The corporate name change was approved by the holders of 81.9 percent of the outstanding Common Stock. The resolutions approved pursuant to the Written Consent will not be effective until a date at least twenty (20) days after the date on which this Information

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Statement has been mailed to the stockholders of record as of the Record Date, which effective date is estimated to be August 15, 2011.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock is required to amend the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc..  On the Record Date, the holders of 29,936,730 shares of the Common Stock have voted to amend the Articles of Incorporation to change the corporate name to Crown City Pictures, Inc., or 81.9 percent of the outstanding Common Stock. A copy of the Amendment to the Articles of Incorporation to change the corporate name are attached to this Information Statement

No Dissenters’ Right of Appraisal

Neither Delaware law nor our Articles provides our shareholders with dissenters’ rights in connection with the amendment to our Articles. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the amendment to our Articles, even if a shareholder has not been given an opportunity to vote.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

No persons have any substantial personal interest in the change of our corporate name

DELIVERY OF DOCUMENTS TO MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from such stockholders. Upon receipt of such notice, the Company will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given verbally by phoning the Company's head office at (321) 452-9091 or by mail to 1365 N. Courtenay Parkway, Suite A, Merritt Island, FL. 32953.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-K and 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

July 26, 2011	American Post Tension, Inc.
/s/ Michael W. Abbott
Michael W. Abbott
Chairman and President American Post Tension, Inc.
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